EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James H. Dodge and Susann G. Mark and each of them with full power of substitution and full power to act without the other, his true and lawful attorney-in-fact and agent form him in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 (the "Registration Statement") covering the offering of shares of common stock of Providence Energy Corporation authorized to be issued under the Providence Energy Corporation Automatic Dividend Reinvestment and Cash Stock Purchase Plan and any or all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully, to all intents and purposes, as they or he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        Signature                      Title                           Date


s/ James H. Dodge          Director                           February 25, 1999
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James H. Dodge

s/ Douglas H. Johnson      Director                           February 25, 1999
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Douglas H. Johnson


s/ Gilbert R. Bodell, Jr.  Director                           February 25, 1999
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Gilbert R. Bodell, Jr.


s/ William Kreykes         Director                           February 25, 1999
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William Kreykes


s/ Paul F. Levy            Director                           February 25, 1999
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Paul F. Levy


s/ John H. Howland         Director                           February 25, 1999
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John H. Howland


s/ Romola A. Marsella      Director                           February 25, 1999
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Romola A. Marsella


s/ Kenneth W. Washburn     Director                           February 25, 1999
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Kenneth W. Washburn


s/ M. Anne Szostak         Director                           February 25, 1999
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M. Anne Szostak


s/ W. Edward Wood          Director                           February 25, 1999
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W. Edward Wood